UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
May 5, 2011

RETAIL OPPORTUNITY INVESTMENTS CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation)	001-33749 (Commission File Number)	26-0500600 (I.R.S. Employer Identification No.)

3 Manhattanville Road, Purchase, NY (Address of Principal Executive Offices)	10577 (Zip Code)

Registrant's telephone number, including area code: (914) 272-8080

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing of obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)           Retail Opportunity Investments Corp.'s (the "Company") Annual Meeting of Stockholders (the "Annual Meeting") was held on May 5, 2011, at which 38,716,762 shares of the Company's common stock were represented in person or by proxy representing approximately 92.02% of the issued and outstanding shares of the Company's common stock entitled to vote.

(b)           At the Annual Meeting, the Company's stockholders (i) elected the nine directors named below to serve until the Company's 2012 Annual Meeting of Stockholders; (ii) ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2011; (iii) approved the proposal to reincorporate the Company as a Maryland corporation by the merger of the Company into a newly formed, wholly-owned subsidiary of the Company incorporated in Maryland; (iv) approved, on an advisory basis, the compensation of the Company's named executive officers; and (v) determined, on an advisory basis, the frequency of holding future stockholder advisory votes on the compensation of the Company's named executive officers. The proposals are described in detail in the Company's 2011 Proxy Statement. The final results for the votes regarding each proposal are set forth below.

(i)           The voting results with respect to the election of each director were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Melvin S. Adess	30,097,399	2,530,009	6,089,354
Richard A. Baker	32,054,499	572,909	6,089,354
Mark Burton	30,173,867	2,453,541	6,089,354
Michael J. Indiveri	32,171,682	455,726	6,089,354
Edward H. Meyer	32,087,130	540,278	6,089,354
Lee S. Neibart	32,143,360	484,048	6,089,354
Charles J. Persico	32,170,432	456,976	6,089,354
Laura H. Pomerantz	32,091,532	535,876	6,089,354
Stuart A. Tanz	32,159,655	467,753	6,089,354

(ii)           The voting results with respect to the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2011 were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
37,506,525	1,205,831	4,406	0

(iii)           The voting results with respect to the proposal to reincorporate the Company as a Maryland corporation by the merger of the Company into a newly formed, wholly-owned subsidiary of the Company incorporated in Maryland were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
23,102,279	9,514,044	11,085	6,089,354

(iv)           The voting results with respect to the approval, on an advisory basis, of the compensation of the Company's named executive officers were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
29,438,393	2,503,303	685,712	6,089,354

(v)           The voting results with respect to the advisory proposal to determine the frequency of holding future stockholder advisory votes on the compensation of the Company's named executive officers were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
20,826,195	298,372	11,489,223	13,618	6,089,354

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETAIL OPPORTUNITY INVESTMENTS CORP.

Dated: May 10, 2011	By:	/s/ John B. Roche
John B. Roche
Chief Financial Officer